                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549


                                   FORM 8-K/A


                                 AMENDED REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         May 14, 1996
                                                     --------------------------

                      Community Investors Bancorp, Inc.
- --------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)



         Ohio             33-84132              34-1779309
- --------------------------------------------------------------------------------
(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)



                119 S. Sandusky Avenue, Bucyrus, Ohio  44820
- --------------------------------------------------------------------------------
                  (Address of principal executive offices)



Registrant's telephone number, including area code:       (419) 562-7055
                                                       --------------------




                                    NONE
- --------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 1.          Changes in Control of Registrant

                 Not applicable.

Item 2.          Acquisition or Disposition of Assets

                 Not applicable.

Item 3.          Bankruptcy or Receivership

                 Not applicable.

Item 4.          Changes in Registrant's Certifying Accountant

                 On May 14, 1996, Community Investors Bancorp, Inc. (the "Corporation"), with the approval of its Board of Directors, decided to change the Corporation's independent certified public accountant from Ernst & Young LLP to Grant Thornton LLP. Ernst & Young LLP served as the Corporation's independent certified public accountant from 1967 through the fiscal year ended June 30, 1995. The Board of Directors' decision to engage Grant Thornton LLP is based on the resources of that firm's community-based financial institution practice. The Ernst & Young LLP reports on the consolidated financial statements of the Corporation for the past two years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and the subsequent interim period preceding the dismissal of Ernst & Young LLP as accountant, there have not been any disagreements between the Corporation and Ernst & Young LLP on any matter of accounting principles or practices, consolidated financial statement disclosure or audit scope or procedure which disagreements, if not resolved to the satisfaction of the former accountant, would have caused such accountant to make reference to the subject matter of the disagreements in connection with its reports.

                 Grant Thornton LLP has been engaged as the Corporation's independent certified public accountant effective as of May 14, 1996. The Corporation has not requested or obtained any advice from Grant Thornton LLP concerning any material accounting, auditing or financial reporting issues regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Corporation's consolidated financial statements.

Item 5.          Other Events

                 Not applicable.

Item 6.          Resignation of Registrant's Directors

                 Not applicable.

Item 7.          Financial Statements and Exhibits

                 (a)      Financial Statements of Business Acquired

                          Not applicable.

                 (b)      Pro-Forma Financial Information

                          Not applicable.

                 (c)      Exhibits

                          (16)  Letter from Ernst & Young LLP.

Item 8.          Change in Fiscal Year

                 Not applicable.



                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                COMMUNITY INVESTORS BANCORP, INC.




Date:     July 8, 1996          By:         /s/ John W. Kennedy
       ------------------          --------------------------------------------
                                     President and Chief Executive Officer





                                  Page 3 of 3